AdvanceDesigns Variable Annuity
AdvisorDesigns Variable Annuity
AEA Valuebuilder Variable Annuity
EliteDesigns Variable Annuity
NEA Valuebuilder Variable Annuity
NEA Valuebuilder Retirement Income Director Variable Annuity
Scarborough Variable Annuity
SecureDesigns Variable Annuity Security Benefit Advisor Variable Annuity Variflex Variable Annuity Variflex LS Variable Annuity T. Rowe Price Immediate Variable Annuity T. Rowe Price Variable Annuity

SECURITY BENEFIT LIFE INSURANCE COMPANY
SBL VARIABLE ANNUITY ACCOUNT VIII
SBL VARIABLE ANNUITY ACCOUNT XI
SBL VARIABLE ANNUITY ACCOUNT XIV
T. ROWE PRICE VARIABLE ANNUITY ACCOUNT
VARIFLEX SEPARATE ACCOUNT

SUPPLEMENT DATED APRIL 9, 2010
TO THE
PROSPECTUSES DATED MAY 1, 2009

In February 2010 (or later, if you purchased your Contract after that date), you received a supplement to your Prospectus describing a proposed transaction affecting Security Benefit Life Insurance Company (“SBL”), Security Benefit Corporation (“SBC”), and Security Benefit Mutual Holding Company (“SBMHC”). SBC is the direct parent company of SBL and SBMHC is the parent company of SBC and the ultimate parent company of SBL. The earlier supplement accompanies this supplement for your reference.

In connection with the proposed demutualization of SBMHC described in the earlier supplement, SBMHC is providing its eligible members a Member Information Booklet, which is a detailed information statement regarding the proposed purchase of SBC and demutualization of SBMHC (the “Transaction”). You may obtain the complete Member Information Booklet by visiting our website at https://www.securitybenefit.com/#1294 or by contacting us at 1-800-888-2461. Among other things, the Member Information Booklet notes a number of factors that relate to the decision by SBMHC’s board of directors (the “Board”) to recommend the Transaction to its members.

Reasons for the Transaction. Over the past two years, SBMHC’s management and the Board considered a variety of strategic initiatives aimed at (i) better assuring that SBL’s policy obligations will be met, (ii) raising significant amounts of new capital, (iii) increasing liquidity at SBL; and (iv) obtaining an investment grade financial strength rating from the various rating agencies. After exploring a number of different options, the Board concluded that the Transaction is in the best interests of SBL and its policyholders as it is expected to provide SBL with a significantly improved financial condition by permitting SBL to operate with a stronger capital position, better prospects, and higher financial ratings and, therefore, greater assurance that SBL will fulfill its obligations to its policyholders. In particular, SBL has already received $175 million of new capital in connection with the Transaction, and approximately $175 million more is expected to be contributed to SBL’s capital if the Transaction is consummated.

The Board’s initiatives were prompted by the deterioration of SBL’s capital and surplus position in 2008 and 2009 due to, among other things, realized and unrealized losses on collateralized debt obligations and other investments. These losses, when combined with the impacts of lower equity markets on revenues and increased reserve requirements, resulted in a significant decline in SBL’s capital and surplus of more than 50% since the middle of 2008. Moreover, in February 2009, SBL experienced downgrades in its financial strength rating, and in June 2009, SBL’s financial strength rating was placed on credit watch negative. As a result of these events, SBMHC has entered into the proposed Transaction to improve SBL’s financial condition, to better assure that its obligations to its policyholders will continue to be met and to mitigate regulatory concerns.

Risk Considerations.

Financial Condition. If the Transaction does not occur, then, among other things:
  SBL would not receive the approximately $175 million of additional capital that the Transaction would provide;
  Due to the occurrence of other events that may happen if the Transaction is not consummated, SBL might (and in certain circumstances likely would) need to take certain accounting write downs and increase its reserves, which would reduce its capital, perhaps significantly; and
  SBL’s financial strength ratings would likely be further downgraded, which would likely increase surrender activity, which, particularly if substantial and occurring in a short timeframe, could have a material adverse affect on SBL’s liquidity, financial condition, results of operations, and prospects. A ratings downgrade could also adversely affect SBC’s other businesses, which might compound these risks.
Regulatory Action. Over the past year, the Commissioner of Insurance of the State of Kansas has been closely monitoring SBL’s financial condition and efforts to secure additional capital to determine whether regulatory action is warranted or required. In the event that the Transaction is not consummated, the Commissioner might take regulatory action that could range from, at a minimum, requiring SBL to submit a risk based capital plan to, at a maximum, placing SBL in receivership, and such other action as the Commissioner deems appropriate. If the Commissioner institutes regulatory proceedings, there can be no assurance that policyholders would be paid in full or on time with respect to any policy obligations that are backed by SBL’s general account, such as amounts allocated to the Fixed Account and guarantees that exceed Contract Value (e.g., guarantees associated with the guaranteed death benefit, guaranteed minimum withdrawal benefit rider, and guaranteed minimum income benefit rider).

In addition, the commissioner of insurance in any state in which SBL conducts business may force SBL to stop issuing new policies or writing new contracts in that state. Such action by one commissioner could lead to similar actions by other commissioners and have a material adverse effect on SBL’s business, financial condition, and results of operations. For example, even if the Transaction is completed, to the extent that any commissioner deems certain intercompany notes between SBL and SBC to be inadmissible assets, such commissioner may conclude that SBL’s financial condition is inadequate and, as a result, require that SBL stop writing business within that commissioner’s jurisdiction; however, SBMHC believes such action is much less likely if the Transaction is consummated than if it is not consummated.

If the Transaction does not occur, SBMHC will seek other capital raising or restructuring alternatives; however, based on its previous efforts, SBMHC believes it is unlikely that it would be able to enter into an alternative transaction that would provide a sufficient amount of capital on a timely basis to ensure that SBL will be able to meet its financial obligations to policyholders for the longer term.

Impact on Policy Obligations. The amounts that SBL is obligated to pay from its general account are subject to its financial strength and claims-paying ability. In contrast, the Contract Value that you allocate to the Subaccounts is part of the assets of the Separate Account, which is segregated and cannot be charged with liabilities arising from any other business that SBL may conduct.
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This supplement should be retained with your Prospectus for future reference.

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